Other Assets (Detail) - USD ($)	Jun. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses	$ 479,897	$ 1,690,959	$ 1,411,353
Interest rate cap agreements	8,046	207,769	347,409
Escrow deposits for pending real estate acquisitions	500,100	100,000	0
Other deposits	1,876,559	924,997	1,053,424
Operating lease right-of-use assets, net	5,871
Other assets	$ 2,870,473	$ 2,923,725	$ 2,812,186